UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: August 17, 2004

(Date of earliest event reported)

Commission File Number: 333-56516

NEUTRON ENTERPRISES, INC.

(Exact name of registrant as specified in its charter)

NEVADA (State or other jurisdiction of incorporation or organization)	98-0338100 (I.R.S. Employer Identification No.)

1801 CENTURY PARK EAST, SUITE 2500

LOS ANGELES, CALIFORNIA  90067

(Address of Principal Executive Offices) (Zip Code)

 Registrant's Telephone number, including area code: (310) 553-9009

Suite 201 - 15225 Thrift Ave.

White Rock B.C., Canada V4B 2K9

(Former Address of Principal Executive Offices if changed since last report)

ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

On August 17, 2004 Russell J. Hoffman resigned as a director and interim President and CEO of Registrant.

Effective August 18, 2004 the board of directors has appointed Andrew Gertler as the new President and CEO. Mr. Gertler will further serve as a Director and Chairman of the Board.

Mr. Gertler has over 20 years of business experience in the areas of Private Equity, Distressed Debt and Real Estate. Mr. Gertler also serves on the board of directors of ProMetic Life Science (TSE:PLI). He holds a Bachelor of Commerce degree from McGill University and an M.B.A. from the University of Western Ontario (now the Richard Ivey School of Business).

Registrant has announced that it has abandoned its effort to acquire GlycoBioSciences Inc.

The press release announcing these events is included in this report as Exhibit 99.1.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

(c)    Exhibits

99.1.

Press Release dated August 18, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEUTRON ENTERPRISES, INC.

/s/ Andrew Gertler

Andrew Gertler, President

Dated: August 18, 2004

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